UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2012

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, a Stipulation of Settlement, dated April 27, 2012, by and among Coinstar, Inc. (“Coinstar” or the “Company”), the plaintiffs and all named defendants (the “Stipulation”) in the matter entitled In re Coinstar, Inc., Shareholder Derivative Litigation, Docket No. 2:11-cv-00133-MJP, was filed with the United States District Court for the Western District of Washington. On August 6, 2012, the United States District Court for the Western District of Washington issued an Order Preliminarily Approving Settlement and Providing for Notice. The order preliminarily approved the proposed settlement in accordance with the Stipulation including, among other things, dismissal of the shareholder derivative claims with prejudice and payment of certain attorneys’ fees and expenses to plaintiffs’ counsel. The order also approved the form and content of the Notice of Proposed Settlement (the “Notice”) to the Company’s shareholders.

A hearing to determine whether the court should, among other things, issue an order of final approval of the settlement, has been scheduled for November 9, 2012 at 9:00 a.m. in the courtroom of United States District Judge Marsha J. Pechman at the United States District Court, Western District of Washington, located at 700 Stewart Street, Seattle, Washington. Pursuant to the court’s order, any objections to the settlement must be filed in writing with the court by no later than October 26, 2012. The order further provided that the Company is required to file the Notice and Stipulation with a Form 8-K.

The description of the Notice and Stipulation above is qualified in its entirety by reference to the Notice and Stipulation, which are attached hereto as Exhibit 99.1 and 99.2, respectively.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this Current Report on Form 8-K include statements regarding the settlement of the shareholder derivative action. Forward-looking statements are not guarantees of future actions or events, which may vary materially from those expressed or implied in such statements. Differences may result from actions taken by Coinstar, as well as from risks and uncertainties beyond Coinstar’s control. Such risks and uncertainties include, but are not limited to, the actions of the United States District Court for the Western District of Washington. For more information on factors that may affect Coinstar, please review “Risk Factors” and other disclosures described in Coinstar’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, as well as other public filings with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar’s expectations as of the date of this Current Report on Form 8-K. Coinstar undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Proposed Settlement

99.2	Stipulation of Settlement dated April 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: August 14, 2012	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Notice of Proposed Settlement

99.2	Stipulation of Settlement dated April 27, 2012